FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                             LOCATION

EX-99.B1(i)          Agreement of Limited Partnership as     Attached
                     amended December 19, 1986, July 13,     filed in
                     1987, June 19, 1990, May 1, 1991 and    part B
                     January 18, 1994

EX-99.B2(i)          Operating Procedures (Amended and       Attached
                     Restated as of January 21, 1987)

EX-99.B5(i)          Management Agreement dated June 9,      Attached
                     1990

EX-99.B5(ii)         Amendment to Management Agreement       Attached
                     between Registrant and Franklin
                     Advisers, Inc. dated August 1, 1995

EX-99.B6(i)          Distribution Agreement dated June 9,    Attached
                     1990

EX-99.B6(ii)         Amendment to Distribution Agreement     Attached
                     dated July 1, 1993

EX-99.B6(iii)        Amended and Restated Distribution       Attached
                     Agreement between Registrant and
                     Franklin Templeton Distributors, Inc.
                     dated April 23, 1995

EX-99.B6(iv)         Forms of Dealer Agreements              *

EX-99.B8(i)          Custodian Agreement dated June 9, 1990  Attached

EX-99.B8(ii)         Amendment to Custodian Agreement        Attached
                     between Registrant and Bank of
                     America NT & SA dated April 12, 1995

EX-99.B8(iii)        Copy of Custodian Agreements between    *
                     Registrant and Citibank Delaware

EX-99.B8(iv)         Master Custody Agreement between        Attached
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.B8(v)          Terminal Link Agreement between         Attached
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.B11(i)         Tax Opinion dated May 1, 1995           Attached

EX-99.B11(ii)        Consent of Independent Auditors dated   Attached
                     February 27, 1996

EX-99.B14(i)         Copy of Model Retirement Plan           *

EX-99.B15(i)         Distribution Plan dated July 1, 1994    Attached

EX-99.B16(i)         Schedule for Computation of             Attached
                     Performance Quotation

EX-99.B17(i)         Power of Attorney dated February 16,    Attached
                     1995

EX-99.B17(ii)        Certificate of Secretary dated          Attached
                     February 16, 1995

EX-27.B1             Financial Data Schedule                 Attached

*Incorporated by Reference